UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 22, 2011

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Rd., Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2011, Career Education Corporation (the “Company”) filed a Current Report on Form 8-K announcing, among other things, that on October 31, 2011, Gary E. McCullough resigned from his positions as President and Chief Executive Officer and as a member of the Board of Directors of the Company.

In connection with his termination of employment, Mr. McCullough and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) effective November 22, 2011. Under the terms of the Separation Agreement, and in accordance with the provisions of the Employment Agreement entered into between Mr. McCullough and the Company on March 5, 2007, as amended effective as of December 29, 2008 (collectively, the “Employment Agreement”), Mr. McCullough will receive: (1) continuation of his $824,000 base salary for a period of two years; (2) $2,428,000 representing two times his average cash bonus over the last two years; (3) $1,011,196 representing his pro rata bonus for 2011; and (4) $88,058 in connection with certain insurance, retirement and benefit plans. He also will receive reimbursement of outplacement services up to a maximum of $100,000 and, for two years, the cost of continued health, dental and vision benefit coverage and life insurance coverage.

The Separation Agreement also provides for the continued effectiveness of certain provisions of the Employment Agreement, including Mr. McCullough’s agreement (a) not to compete with the Company for a period of two years and (b) not to solicit the Company’s employees, customers, students and certain other persons for a period of two years. The Separation Agreement also provides for a general release of claims between the Company and Mr. McCullough, subject to certain exclusions, as well as other customary provisions.

The description of the terms of the Separation Agreement contained in this Current Report on Form 8-K/A does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached to this Report as Exhibit 10.1 and is incorporated by reference to this Report.

Item 9.01. Financial Statements and Exhibits.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release effective November 22, 2011 by and between Career Education Corporation and Gary E. McCullough

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: November 28, 2011

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release effective November 22, 2011 by and between Career Education Corporation and Gary E. McCullough